Trenchless Fund ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 96.9%	Shares	Value
Financial Services - 10.9%
Cleanspark, Inc. (a)	473,360	$4,028,294
Rocket Cos., Inc. - Class A (a)	368,250	5,247,562
SoFi Technologies, Inc. (a)	192,248	3,052,898
		12,328,754

Health Care - 4.3%
ImmunityBio, Inc. (a)	631,630	4,844,602

Industrial Products - 4.8%
Allison Transmission Holdings, Inc.	22,284	2,608,565
Generac Holdings, Inc. (a)	14,207	2,775,053
		5,383,618

Industrial Services - 4.6%
United Rentals, Inc.	7,107	5,177,876

Media - 15.1%
AppLovin Corp. - Class A (a)	9,984	3,973,632
Meta Platforms, Inc. - Class A	14,747	8,437,201
Uber Technologies, Inc. (a)	64,760	4,658,187
		17,069,020

Oil & Gas - 3.8%
Phillips 66	23,248	4,235,321

Retail & Wholesale - Discretionary - 7.5%
Amazon.com, Inc. (a)	40,372	8,408,276

Software & Tech Services - 30.4% (b)
Atlassian Corp. - Class A (a)	76,841	5,244,398
Microsoft Corp.	16,390	6,067,086
Palo Alto Networks, Inc. (a)	48,695	7,806,783
ServiceNow, Inc. (a)	98,482	10,296,293
Snowflake, Inc. - Class A (a)	32,220	4,859,421
		34,273,981

Tech Hardware & Semiconductors - 15.5%
Broadcom, Inc.	17,276	5,347,095
Marvell Technology, Inc.	41,506	4,111,169
NVIDIA Corp.	45,656	7,962,407
		17,420,671
TOTAL COMMON STOCKS (Cost $119,068,566)		109,142,119

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 3.6%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (c)	4,082,682	4,082,682
TOTAL MONEY MARKET FUNDS (Cost $4,082,682)		4,082,682

TOTAL INVESTMENTS - 100.5% (Cost $123,151,248)		113,224,801
Liabilities in Excess of Other Assets - (0.5)%		(579,075)
TOTAL NET ASSETS - 100.0%		$112,645,726

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Trenchless Fund ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$109,142,119	$–	$–	$109,142,119
Money Market Funds	4,082,682	–	–	4,082,682
Total Investments	$113,224,801	$–	$–	$113,224,801

Refer to the Schedule of Investments for further disaggregation of investment categories.